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                                                                   EXHIBIT 23(i)


                         INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Ramsay Youth Services, Inc. on Form S-8 of our report dated March 16, 2001, appearing in the Annual Report on Form 10-K of Ramsay Youth Services, Inc. for the year ended December 31, 2000.


                                                       /s/ DELOITTE & TOUCHE LLP


Miami, Florida
August __, 2001